SUPPLEMENT DATED MARCH 1, 1999
                                       TO
                          PROSPECTUS DATED MAY 1, 1998
                          WRL FREEDOM WEALTH CREATOR(SM)

For Contracts purchased after March 1, 1999, the following provision applies.

THE FOLLOWING INFORMATION IS ADDED AFTER THE SECOND PARAGRAPH OF SECTION 2, AMOUNT OF DEATH BENEFIT PROCEEDS, UNDER THE HEADING "DEATH BENEFITS DURING THE ACCUMULATION PERIOD" ON PAGE 18 OF THE PROSPECTUS.

If the Annuitant dies during the Accumulation Period, the death benefit proceeds, if payable, will be the greater of:

         (i)     the death benefit proceeds as described above; or

         (ii) the highest Annuity Value as of any Contract Anniversary occurring between the Contract Date (as shown on your Contract schedule page) and the earlier of:

                 (a)      the date of death of the Annuitant; or

                 (b) the Contract Anniversary nearest the 80th birthday of the Annuitant.

                 The highest Annuity Value will be increased for Purchase Payments made and decreased for adjusted partial withdrawals taken following the date of the Contract Anniversary on which the highest Annuity Value occurred.

                 The adjusted partial withdrawal is equal to (a) times (b) where

                 (a) is the ratio of the death benefit proceeds to the Annuity Value, calculated on the date the partial withdrawal is processed, but prior to the processing; and

                 (b)      is the amount of the partial withdrawal.